SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 26, 2001
                                                          (July 26, 2001)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



       .... DELAWARE....................1-9318...............13-2670991...
         (State or other jurisdiction (Commission           (IRS Employer
           of incorporation)           File Number)          Identification No.)



             ONE FRANKLIN PARKWAY, SAN MATEO, CALIFORNIA........ 94403...
                          (Address of principal executive offices)
                                         (Zip Code)


        Registrant's telephone number, including area code:(650) 312-3000

       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA.........94404. . .
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press Release issued on July 26, 2001 by Franklin Resources, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.
                                    (Registrant)


Date: July 26, 2001                 /s/ Leslie  M. Kratter
                                    --------------------------
                                    LESLIE M. KRATTER
                                    Senior Vice President


                                    Exhibits

Exhibit 99     Press Release issued on July 26, 2001 by Franklin Resources, Inc.